UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

Tempus AI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42130	47-4903308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 West Chicago Avenue, Suite 510 Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 976-5448

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	TEM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 16, 2024, Tempus AI, Inc. (the “Company”) entered into an investment agreement (the “Investment Agreement”) with Personalis, Inc. (“Personalis”) pursuant to which the Company purchased 3,500,000 shares (the “Shares”) of common stock of Personalis, par value $0.0001 per share (the “Common Stock”), at a price per share of $5.07, representing the last reported closing price of the Common Stock on The Nasdaq Global Market on August 15, 2024. The Company paid an aggregate of $17,745,000 to Personalis to purchase the Shares.

Pursuant to the terms of the Investment Agreement, Personalis agreed to register the resale of the Shares by filing a registration statement with the U.S. Securities and Exchange Commission within 30 calendar days of the date of sale of the Shares.

On November 28, 2023, Personalis issued the Company (1) a warrant to purchase up to 4,609,400 shares of Common Stock at an exercise price per share of $1.50 and (2) a warrant to purchase up to 4,609,400 shares of Common Stock at an exercise price per share of $2.50 (together, the “Warrants”). In accordance with the Investment Agreement, on August 16, 2024, the Company exercised the Warrants in full at their respective exercise prices for an aggregate of 9,218,800 shares of Common Stock at an aggregate purchase price of $18,437,600.

Additionally, in connection with the Investment Agreement, on August 16, 2024, the Company and Personalis entered into an amendment to the Commercialization and Reference Laboratory Agreement, dated November 25, 2023, by and between the Company and Personalis (the “Commercialization Agreement”), pursuant to which the parties extended the notice period for termination for convenience of the Commercialization Agreement to 30 months, added certain obligations of Personalis in the event of an assignment of the Commercialization Agreement or any interest thereunder to a competitor of the Company or in connection with a change of control transaction with a competitor of the Company, and increased the number of new patients for which Personalis commits to maintain laboratory capacity in certain circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempus AI, Inc.

Dated: August 20, 2024

	By:	/s/ James Rogers
James Rogers
Chief Financial Officer